UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 30, 2020

Monaker Group, Inc.

(Exact name of Registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

001-38402	26-3509845
(Commission File Number)	(I.R.S. Employer Identification No.)

2893 Executive Park Drive, Suite 201

Weston, Florida 33331

(Address of principal executive offices zip code)

(954) 888-9779

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 Par Value Per Share	MKGI	The NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant

Previous independent registered public accounting firm

Monaker Group, Inc. (the “Company”, “we” and “us”), has been advised by Thayer O’Neal Company, LLC (“Thayer”), the Company’s independent registered public accounting firm, that Thayer has applied for de-registration from the Public Company Accounting Oversight Board (PCAOB).

(i)	As a result, effective on September 30, 2020, the Company dismissed Thayer as its independent registered public accounting firm.

(ii)	The reports of Thayer regarding the Company’s financial statements for the fiscal years ended February 29, 2020, and February 28, 2019, did not contain an adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope, or accounting principles, except each report did contain an explanatory paragraph related to the Company’s ability to continue as a going concern.

(iii)	The Company’s Board of Directors and Audit Committee participated in and approved the decision to change independent registered public accounting firms.

(iv)	During the Company’s fiscal years ended February 29, 2020, and February 28, 2019, and through September 30, 2020 (the date of dismissal of Thayer), there were (i) no disagreements with Thayer on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Thayer would have caused Thayer to make reference to the subject matter of the disagreements in connection with its reports, and (ii) with the exception of material weaknesses related to the reconciliation of various accounts, lack of precision and accuracy to properly reflect in the financial statements, there were no “reportable events”, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

(v)	The Company provided Thayer with a copy of the foregoing disclosures and requested Thayer to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Thayer agreed with the disclosures. A copy of the letter provided by Thayer is filed as Exhibit 16.1 to this Current Report on Form 8-K.

New Independent Registered Public Accounting Firm

(1)	Effective September 30, 2020, the Company engaged TPS Thayer, LLC Certified Public Accountants (“TPS”) as the Company’s new independent registered public accounting firm. During the two most recent fiscal years and through September 30, 2020, the Company had not consulted with TPS regarding any of the following:

(i)	The application of accounting principles to a specific transaction, either completed or proposed;

(ii)	The type of audit opinion that might be rendered on the Company’s financial statements, and none of the following was provided to the Company: (a) a written report, or (b) oral advice that TPS concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue; or

(iii)	Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
16.1*	Letter dated October 5, 2020 from Thayer O’Neal Company, LLC to the Securities and Exchange Commission

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONAKER GROUP, INC.

Date: October 5, 2020	By:	/s/ William Kerby
		Name:	William Kerby
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
16.1*	Letter dated October 5, 2020 from Thayer O’Neal Company, LLC to the Securities and Exchange Commission

* Filed herewith.